Non-current assets held for sale	12 Months Ended
Dec. 31, 2024
Non-current assets held for sale
Non-current assets held for sale

(12)Non-current assets held for sale

On December 29, 2023, Grifols reached an agreement with Haier Group Corporation for the sale of a 20% equity interest in Shanghai RAAS (SRAAS) for RMB 12,500,000 thousand. Pursuant to IFRS 5, such stake subject to the sale transaction was considered as a “Non-current asset held for sale” in the consolidated statement of financial position as at December 31, 2023 in the amount of Euro 1,089,856 thousand.

On June 18, 2024, after obtaining the necessary authorizations from the required regulatory authorities and fulfilling certain agreed-upon conditions, the sale took place for an amount of RMB 12,163,730 thousand, net of taxes paid in China (Euros 1,564,256 thousand at the exchange rate on the transaction date). To reduce exposure to EUR/RMB exchange rate fluctuations and ensure the amount received in euros, Grifols contracted a EUR/RMB forward exchange rate financial instrument (Fx Forward), which was not recorded as hedge accounting.

On July 5, 2024, these funds were deposited into a Grifols Euro bank account, amounting to Euros 1,559,943 thousand at the contracted Forward exchange rate, recognizing a foreign exchange loss of Euros 17,790 thousand, presented under the heading ‘Foreign Exchange Differences,’ and a financial gain from the derivative of Euro 13,476 thousand, recognized under the heading ‘Fair Value Change in Financial Instruments’ (note 27). These funds have been used to reduce the Group’s debt (note 21).

As a result of this sale transaction, Grifols loses its significant influence over its interest in SRAAS at the closing of the transaction. The remaining 6.58% stake in SRAAS shares is considered a financial asset valued at fair value with changes in “FV through OCI” which fair value at the date of the transaction was calculated on the basis of the listed price of the SRAAS share at that date in the amount of Euros 434,481 thousand (note 11). Grifols also lost its indirect stake in GDS which was held through its shareholding in SRAAS, resulting in an increase of Euros 507,803 thousand in equity attributable to minority interests. In addition, as part of the transaction, a series of agreements were signed (note 29), including the extension of the exclusive distribution agreement for albumin.

This transaction has not had a material impact on the Consolidated Statements of Profit and Loss for 2024 and is calculated as follows:

Thousands of
euros
Selling price	1,607,500
Fair value of SRAAS 6.58%	434,481
Minus: book value of the Non-current asset held for sale and transaction costs	(1,123,588)
Minus: book value of the Investment accounted for using the equity method as the date of loss of the significant influence	(367,700)
Minus:increase of the minority interest of GDS (see Note 19)	(507,803)
Other contractual obligations (see Note 32)	(10,433)
Result before the reclassification of translation differences	32,457
Accumulated translation differences in equity	1,633
Transaction result:profit	34,090
Taxes on profits in China and Spain	(34,544)
Result net of taxes	(454)

The result of the transaction includes an unrealized gain corresponding to the revaluation of the investment retained by Grifols in SRAAS at fair value in the amount of Euros 68,414 thousand.